Exhibit (c)(7)

PROJECT COMMODORE SPECIAL COMMITTEE DISCUSSION MATERIALS Saturday March 3, 2018

TABL EO FCO NT E NT S Section I Overview 2 II Market Perspective 6 III Valuation 15 IV Potential Strategic Alternatives 29 Appendix A Supplemental Information 38 B Additional Buyer Information 46 1

OVERVIEW 2

I NT RO DUCT I O N Commodore is a global leader in the design, manufacturing, marketing, distribution and licensing of branded lifestyle apparel & accessories - Diversified portfolio of leading owned and third-party brands with $3+ billion in global sales at retail Commodore continues to battle retail headwinds as consumer spending on apparel and accessories declines and specialty and department stores, core to Commodore’s distribution, have faced an unprecedented wave of bankruptcies and store closures - The Company has taken steps to increase its profitability including operational improvements, the addition of licensing agreements in adjacent categories and increased focus on top performing core brands Perry Ellis brand stores continue to perform well on a 4-Wall EBITDA basis, while Original Penguin and other brand stores have been less profitable Growth in the United States is stagnant and will need to come from international operations (particularly Europe); however, these markets are also facing retail challenges - - Commodore is trading at or near its 3-year median on an LTM EBITDA (8.8x) and one-year forward P/E (11.3x) multiple basis - Thinly covered by Wall Street, with low trading volume (90K shares daily), analysts generally remain neutral on the stock relative to the current price Management’s plan reflects renewed sales growth, stabilized gross margins, increasing SG&A leverage and reduced capex over the next three years - The current FY2018 – FY2021 plan projects a 6.5% net sales CAGR over the period along with an 12.6% CAGR for EBITDA and a 9.7% CAGR for EPS On February 6, 2018 George Feldenkreis filed a 13-D proposing a go-private transaction at $27.50 per share, with financing from Fortress Investment Group, representing a 21.6% premium to undisturbed price - The Special Committee has asked PJ SOLOMON to provide its perspectives on Commodore in context of the current strategic, trading and transaction environment PJ SOLOMON has considered a number of strategic alternatives for Commodore, including investing in organic growth, share repurchase, dividend, acquisitions or a sale / merger of the Company 3

S EL E CT ED P RO P O SE DT RANS ACT I O N T E R M S (a) Based on Schedule 13-D filed on February 7, 2018 (a) (b) (c) Letter dated as of February 6, 2018. Includes 15.7mm total shares outstanding and 0.05mm option equivalent shares utilizing treasury stock method as of November 24, 2017. LTM is based on cash of $26.5mm and total debt of $90.6mm as of October 28, 2017. 4 Acquiror George Feldenkreis and Fortress Investment Group Per Share Consideration $27.50 in cash Offer Premium to Undisturbed Price (2/5/18) (a) 21.6% Implied Equity Value (b) $433.4mm Implied Enterprise Value (c) $497.5mm Financing •Fortress Investment Group would consider committing $300 million of debt and/or equity financing; Fortress can commit 100% of the cash equity required to consummate the transaction •In the event George Feldenkreis sells his shares to a third party within six months from February 7, 2018, Fortress shall receive a profit sharing fee in cash in an amount equal to $1.0 million for each $1.00 of Share price in excess of $23.50 per Share, up to a maximum of $5.0 million Response Deadline March 10, 2018 Other •If George Feldenkreis does not receive a favorable response from the Board to his proposal by the response deadline, he intends to evaluate all of his options as a stockholder of the Company and take appropriate action with respect to his investment •George Feldenkreis is seeking permission from the Board to allow Oscar Feldenkreis to join his investment group •Engaged SCOPE Advisors as financial advisor and Olshan Frome Wolosky LLP and Stearns Weaver Miller Weissler Alhadeff & Sitterson as legal counsel

OF F E R S U M M A RY (Amounts in Millions, Except Per Share Data) Stock Price Shares Outstanding (a) Restricted Stock Units Option Equivalent Shares (a) Diluted Shares Outstanding Total Equity Value Plus: Net Debt (b) Total Enterprise Value Pre mium / (Discount) to: Undisturbed 90-Day VWAP (c) 60-Day VWAP (c) 30-Day VWAP (c) 52-Week High 5-Year High $22.62 24.13 24.75 25.14 27.06 28.80 Enterprise Value as a Multiple of: Net Sales - Street LTM (Oct.) 2018E 2019E LTM (Oct.) 2018E 2019E 2018A 2019E 2018A 2019E $851.7 875.4 900.0 $55.1 59.2 63.8 $874.9 873.3 59.2 62.4 EBITDA - Street Net Sales - Mgmt EBITDA - Mgmt Price a s a Multiple of: Diluted EPS - Street 2019E 2020E 2019E 2020E $2.35 2.47 $2.00 2.44 Diluted EPS - Mgmt Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. Source: Median of Wall Street analysts' estimates as reported by ThomsonOne on February 28, 2018. (a) (b) (c) Total shares outstanding of 15.7mm as of November 24, 2017. Includes 0.03mm-0.05mm option equivalent shares utilizing treasury stock method. Based on cash of $26.5mm and total debt of $90.6mm as of October 28, 2017. VWAP prior to February 5, 2018. 5 Undisturbed 2/5/2018 Close on 2/28/18 Proposal $22.62 $26.67 $27.50 15.7 0.0 0.0 15.7 64.1 --% (6.3) (8.6) (10.0) (16.4) (21.5) 49.3% 48.0 46.7 7.6 x 7.1 6.6 48.0% 48.1 7.1 x 6.7 9.6 x 9.2 11.3 x 9.3 15.7 0.0 0.1 15.8 64.1 17.9% 10.5 7.8 6.1 (1.4) (7.4) 56.9% 55.3 53.8 8.8 x 8.2 7.6 55.4% 55.5 8.2 x 7.8 11.3 x 10.8 13.3 x 10.9 15.7 0.0 0.1 15.8 64.1 21.6% 14.0 11.1 9.4 1.6 (4.5) 58.4% 56.8 55.3 9.0 x 8.4 7.8 56.9% 57.0 8.4 x 8.0 11.7 x 11.1 13.8 x 11.3 $497.5 $484.3 $420.1 $433.4 $420.2 $356.0

MARKET PERSPECTIVE 6

CO M M O DO RES UM M ARY VAL U AT I O N C A P I TA LIZ ATIO N AND (Amounts in Millions, Except Per Share Data) Stock Exchange Stock Price as of 2/28/18 NasdaqGS $26.67 Stock Price as of 2/28/18 Shares Outstanding (a) Restricted Stock Units Option Equivalent Shares (b) Equity Value Plus: Total Debt Plus: Minority Interest Less: Cash & Cash Equivalents Enterprise Value $26.67 15.7 0.0 0.1 Beneficial Ownership Percent of Total George Feldenkreis Oscar Feldenkreis Other Insiders Top 10 Institutions Public and Other Total 52-Week Stock Price High Low 5-Year Stock Price High Low 1,175.8 608.7 6,212.9 6,279.7 7.3% 3.8% 38.7% 39.1% 2/7/18 8/22/17 $27.06 16.54 $420.2 90.6 --(26.5) 12/9/16 2/25/14 $28.80 12.93 $484.3 Average Daily Volume (3 Mo.) Shares Sold Short Short Int. as % of Shares Out. 0.1 0.6 3.8% Fiscal Year End LTM Date Feb 3, 2018 Oct 28, 2017 Net Sales EBITDA EPS As of Oct-17 As of Feb-18 Adjusted Debt / EBITDAR (f) Total Debt / EBITDA Net Debt / EBITDA EBITDA / Interest, Net Enterprise Value as a Multiple of Enterprise Value as a Multiple of: 1.6 x 1.2 x 7.7 x 1.4 x 0.9 x 9.1 x Net Sales EBITDA Net Sales EBITDA Total Debt / Total Capitalization Net Debt / Net Capitalization 21.3% 16.1% 19.9% 13.4% P/E Ratios P/E Ratios: (a) (b) (c) Shares outstanding as of November 24, 2017. Assumes the treasury stock method with 0.2 million in-the-money options outstanding at a weighted average exercise price of $19.81 per share. Includes restricted shares, exercisable options and RSUs held by current and former directors and executive officers. Source: Company DEF 14A filed May 8, 2017, 13-D filed on February 7, 2018 and 13-G filed on February 14, 2018. Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. Source: Median of Wall Street analysts' estimates as reported by ThomsonOne on February 28, 2018. Assumes 6.0x rent methodology. (d) (e) (f) 7 2018E 2019E 2020E 0.6 x 0.5 x 0.5 x 8.2 x 12.6 x 7.6 x 7.1 x 11.3 x 10.8 x LTM 2018A 2019E 2020E 0.6 x 0.6 x 0.6 x 0.5 x 8.8 x 14.4 x 8.2 x 12.5 x 7.8 x 6.7 x 13.3 x 10.9 x 3.1 x 2.7 x Credit Statistics Reporting Wall Street Research (e) Net Sales EBITDA EPS 5-Year EPS Growth 2018E 2019E 2020E $875.4 $900.0 $930.5 59.2 $2.12 63.8 68.6 $2.35 $2.47 11.7% Management Proj. (d) LTM 2018A 2019E 2020E $851.7 $874.9 $873.3 $955.7 55.1 $1.85 59.2 $2.13 62.4 72.1 $2.00 $2.44 Company Data Financial Performance 16,044.3 100.0% 1,767.1 11.0% Beneficial Ow nership by Category (c) Market Capitalization and Firm Value Stock Information

S T O CK Y EARS P RI CE PE RF O RM ANCE – LA S T 3 - & LT M 30.00 Median 2/28/18: $26.67 25.00 6-Mo: $24.17 1-Yr: $22.03 3-Yr: $21.71 20.00 15.00 Feb-15 Feb-16 Feb-17 Feb-18 30% 20% 14.8% 14.5% 10% 0% -10% -20% -30% -40% Feb-17 May-17 Aug-17 Nov-17 Feb-18 8 Source: Capital IQ as of February 28, 2018. Closing Stock Price Percent Performance CommodoreS&P 500 2/7/18: George Feldenkreis and Fortress Investment Group proposed deal announcement for Commodore at $27.50 a share 8/24/17: Commodore beats Q2 2017 revenue and EPS expectations by 0.8% and 45.5%, respectively Indexed Stock Price Performance – LTM $23.60 Stock Price Performance 3-Yr1-Yr6-Mo High Low $28.80$27.06$27.06 16.0916.5421.80 Stock Price Performance – Last 3 Years

RE L AT I V E S HARE P RI CE P ERF O RM ANCE 150% 100% 50% 0% (50%) (100%) ComPmERoY dore GIII HBI OXM PVH DLA RL 150% 100% 50% 0% (50%) (100%) ComPmERoY dore DLA OXM PVH RL GIII HBI 150% 100% 50% 0% (50%) (100%) ComPmERoY dore PVH GIII OXM RL DLA HBI Source: Capital IQ as of February 28, 2018. (a) Median excludes Commodore. 9 57.5%43.5%42.2% 14.5% 33.4%Median(a): 37.8% 3.1% (3.0%) 1 Year 104.0% 13.0% 45.2%35.4% Median(a): 6.2% (23.0%)(29.8%)(39.2%) 3 Years 102.2%95.8% 64.4% 64.4% Median(a): 41.4% 18.4%10.1% (39.0%) 5 Years

HI S T O RI CAL T RADI NG PE RF O RM ANCE – LA S T 3 - Y EARS EV / LTM EBITDA Last 3-Years LTM EV / LTM EBITDA High Median 16.0 x 9.8 x 9.8 x 7.7 x2/5/18 LTM 6.5 x 5.5 x 8/24/17 12.0 x 8.8x 8.0 x 7.6x 4.0 x Feb-15 Aug-15 Feb-16 Aug-16 Feb-17 Aug-17 Feb-18 20.0 x LTM 10.3 x 7.7 x 8/22/17 15.0 x 11.3x 10.0 x 5.0 x Feb-15 Aug-15 Feb-16 Aug-16 Feb-17 Aug-17 Feb-18 Source: Capital IQ as of February 28, 2018. (a) Assumes maximum P/E of 20.0x. Excludes 2/23/15 – 4/1/15 due to depressed or negative consensus earnings. 10 12.7 x2/7/18 Last 3-Years High18.2 x4/6/15 Median10.7 x Low7.7 x8/22/17 P / FY + 1 EPS FY+1 P / E (a) 7.7 x 3/16/17 A EV / FY+1 EBITDALow7.4 x4/12/16 sEV / FY+1 EBITD Last 3-Years High12.7 x4/1/15 Median7.0 x Low5.5 x8/24/17 16.2 x12/9/16 13.8 x 3/17/17 . EV / LTM EBITDA and EV / FY+1 EBITDA

C OMM OD OR EHI S T O RI CAL RE L AT I V E E V/ LT M EBI T DA AND P / E PE RF O RM ANCE 25.0 x 20.0 x 15.0 x 13.4 x Median(a) 12.6 x 12.2 x ent: 4x 10.0 x 8.8 x 9.0 x 8.2 x 7.2 x 6.5 x 5.0 x --ComPmERoY dore DLA GIII HBI OXM PVH RL $13,971 13.0% $10,426 16.0% $1,414 12.5% $484 6.5% $2,479 6.5% $8,017 15.7% Enterprise Value: LTM EBITDA Margin: $236 6.7% 30.0 x Median(a) 20.0 x Current: 15.5 x 16.3 x 7x 14.3 x 10.0 x --ComPmERoY dore DLA GIII HBI OXM PVH RL 5 Yr. EPS Growth: 13.0% 5.6% 10.0% 11.7% 15.0% 22.0% 4.9% Source: Capital IQ as of February 28, 2018. (a) Median excludes Commodore. 11 3 Year Avg.1 Year Avg.Current 20.2 x 18.6 x 17.5 x17.3 x 17.0 x 17.3 x16.4 x17.0 x17.0 x 13.8 x 13.7 x 16. 13.0 x 13.0 x 10.9 x 10.0 x 11.3 x11.1 x 11.0 x 1-Year Forward P / E Multiples 3 Year Avg.1 Year Avg.Current 14.2 x 12.7 x 10.5 x 9.9 x 11.3 x 11.2 x 9.9 x10.8 x10.4 x 10.7 x Curr 9.8 x 10. 8.9 x8.5 x EV / LTM EBITDA Multiples

RE SE ARCH ANA LY S T SVI E W O N C OMM OD OR EE P S OV E RT I M E With the exception performance of FY2017, management has struggled to predict $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 --Feb-07 Feb-08 Feb-09 Feb-10 Feb-11 Feb-12 Feb-13 Feb-14 Feb-15 Feb-16 Feb-17 Feb-18 12 Source: Public filings and median of Wall Street analyst estimates as reported by Capital IQ as of February 28, 2018. Current / Actual FY2008FY2009FY2010FY2011FY2012FY2013FY2014FY2015FY2016FY2017FY2018EFY2019EFY2020E $1.80$0.71$0.95$1.85$1.94$1.45$1.25$0.56$1.81$2.04$2.12$2.35$2.47 Start vs. Current / Actual ($0.03) ($1.30) ($1.08) $0.60 $0.56($1.46)($1.37) ($1.84)($0.15) $0.51 (33.0%)(10.0%) (19.0%) (1.4%)(64.7%)(53.2%)48.0%40.2%(50.2%)(52.3%)(76.7%)(7.7%)33.3%(13.5%) (4.1%)(7.1%) Peak vs. Current / Actual ($0.12)($1.39)($1.30)$0.00($0.63)($1.46)($1.37)($1.84)($0.15)($0.05)($0.33)($0.10)($0.19) (6.0%)(66.2%)(57.7%)--(24.4%)(50.2%)(52.3%)(76.7%)(7.7%)(2.4%)(13.5%)(4.1%)(7.1%)

CO M PARI S O NO FM ANAG E M E NTPL ANT O WAL L S T RE ETRE SE ARCH 2018 Year-End: February 3, 2018 Wall Street Research (a) Management Projections (b) $900.0 $339.6 FY2018 FY2019 FY2018 FY2019 Growth Rate 1.7% 1.6% 2.8% (0.2%) 38.2% Gross Margin 37.4% 37.7% 37.7% $63.8 $2.35 $2.12 $2.13 FY2018 FY2019 FY2018 FY2019 (6.0%) 7.1% 3.8% 4.1% 10.8% Growth Rate % Margin 6.8% 6.8% 7.1% (a) Median of Wall Street analysts' estimates as reported by ThomsonOne on February 28, 2018. (b) Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. 13 $2.00 $59.2 $59.2 $62.4 Diluted Earnings Per Share EBITDA $330.2 $333.8 $327.4 $875.4 $874.9 $873.3 Gross Profit Net Sales

ANA LYS T CO M M E N TARY –C OMM OD OR E DA Davidson Andrew Burns February 7, 2018 Price Target: $27.50 Rating: Hold “We believe that Commodore is positioned to generate sustainable growth going forward driven by: 1) an improving retail backdrop; 2) international and DTC expansion; and 3) continued category expansion.” “With 2017 holiday sales reflecting a more upbeat retail environment, we are optimistic that financial performance can improve in 2018.” “Commodore has over 150 license agreements generating over $30M in high margin revenue annually. We believe this high visibility revenue stream provides ample capital to develop key long-term growth initiatives such as international expansion and DTC e-commerce.” IFS Securities Ronald Bookbinder January 22, 2018 Price Target: $29.00 Rating: Buy “With department stores having closed many doors and tightened inventory, revenue growth and margin improvement appear to be improving after a challenging year for the industry.” “Management has been able to drive earnings by controlling expenses and inventories, while creating new revenues streams, such as golfwear at another mass merchant, growth of e-commerce, many new licensing agreements, and the recently announced fishing apparel line.” “We see upside in our revenue estimate from the continued ramp-up of Jack Nicklaus at 1,650 mass merchant doors as well as in online, along with the continued ramp-up of Nike swim into Europe and Latin America.” “We expect declines in the Company direct retail revenues, with the closure of some stores, to be offset by increases retail comps and in e-commerce.” “We believe there is upside to gross margins if the high-margin licensing grows faster than modeled.” KeyBanc Edward Yruma May 18, 2017 (a) Price Target: NA Rating: Hold “Improved operating discipline has been exhibited in controlled inventory as well as improved gross margin… However, sales have declined and a return to sales growth may be difficult in the current retail environment.” “International, golf and swim remain growth opportunities” “The launch of Nike Swim across Europe is performing ahead of expectations, and Commodore expects to be shipping products into about 30 countries by year end.” Sidoti & Company Gregory Pendy February 6, 2018 Price Target: $29.00 Rating: Buy “We see the Original Penguin golf launch set for spring 2018 as a compelling potential catalyst to the top line. We note past golf success include the Ben Hogan line into Wal-Mart that reached $30 million to $50 million in sales in just a few years.” “The company is implementing supply chain improvements following moves to increase vertical integration with suppliers while also reducing sample sizes through 3D technology.” Source: Wall Street Research. (a) Financial estimates updated on November 30, 2017. 14 Analyst Commentary

VALUATION 15

CO M M O DO REHI S T O RI CAL & F I NANCI AL S (Amounts in Millions, Except Per Share Data) P RO J E CT E D Inc ome Statement Data (a) 2015A 2016A 2017A 2018A 2019E 2020P 2021P FY15-FY18 FY18-FY21 Net Sales Gross Profit EBITDA Net Income Diluted EPS (0.6%) 2.9% 14.2% 6.5% 6.3% 12.6% 303.0 322.2 320.2 57.2 31.1 $2.04 330.2 59.2 32.7 $2.13 333.8 62.4 30.8 $2.00 363.3 72.1 37.6 $2.44 396.3 84.6 43.2 $2.81 8.5 $0.56 27.7 $1.81 56.5% 55.6% 7% 7% Margins Gross Margin EBITDA EBIT 34.0% 4.5 3.1 35.8% 6.1 4.6 37.2% 6.6 5.0 37.7% 6.8 5.1 38.2% 7.1 5.5 38.0% 7.5 5.9 37.5% 8.0 6.4 Growth Rates Net Sales EBITDA Diluted EPS (2.4%) 14.4 46.8 1.1% 39.0 220.8 (4.3%) 3.5 12.8 1.6% 3.6 4.1 (0.2%) 5.3 (6.0) 15.6 17.3 22.0 15.2 Balanc e Sheet and Cas h Flow Data Cash Total Debt (d) Depreciation and Amortization Stock-Based Compensation Capital Expenditures Change in Net Working Capital Free Cash Flow (b) $43.5 172.1 12.9 6.0 (16.7) 28.2 38.4 $31.9 132.6 14.3 5.2 (16.2) (9.6) 14.0 $30.7 105.8 14.9 6.5 (13.3) (6.4) 29.0 $35.2 93.7 14.6 6.2 (7.9) (19.5) 22.2 $30.0 71.9 14.5 6.2 (10.0) (20.0) $30.0 48.1 15.5 6.2 (10.0) (25.0) $37.8 29.9 16.5 6.2 (10.0) (30.0) Leverage and Interes t Coverage Ratios Adjusted Debt / EBITDAR (c) Total Debt / EBITDA Net Debt / EBITDA EBITDA / Interest, Net (EBITDA - Capex) / Interest, Net (d) 4.6 x 3.8 2.8 3.2 2.0 3.4 x 2.2 1.7 6.5 4.8 2.9 x 1.7 1.2 8.6 6.8 2.7 x 1.4 0.9 9.1 8.0 2.4 x 1.0 0.6 10.1 8.7 2.0 x 0.6 0.2 13.5 11.8 1.8 x 0.3 NM 12.6 11.2 Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018 and public filings. Note: Balance Sheet and Cash Flow projections affirmed by management on March 2, 2018. (a) (b) (c) (d) Adjusted to exclude one-time and extraordinary items. Defined as Cash Flow from Operations less Capital Expenditures. Assumes 6.0x rent methodology. Interest expense in projected period assumes interest savings related to repurchase of 7.875% Bonds due April 2019 offset by rising interest rates and increased seasonal revolver draw in 2020 and 2021, per management on February 28, 2018. 16 16.523.826.0 9.4%10.7% 9. 9. vs. 3.5% for past two years 39.855.3 $873.3 $955.7 $1,057.5 $890.0 $899.5 $861.1 $874.9 CAGR CAGR Management Projected Historical

BRANDPE RF O RM ANCE EBITDA ($62mm) in FY2019 • The Core business is projected to represent 73% of total revenue ($655mm) and 94% of total • Within the Non-Core business, Farah represents $5.5mm in EBITDA, while the remaining brands account for a $2.3mm EBITDA loss (a) in FY2019 $100mm $15mm Nike 15% Nike 24% Perry Ellis 32% $20mm Perry Ellis 36% $235mm Golf 35% Or Pe inal guin % Golf 35% Original Penguin 14% $229mm $21mm $6mm $91mm $36mm 51 retail locations budgeted to remain open by FYE 2019 Farah 15% $58mm - 36 Perry Ellis brand, 11 Original Penguin, 2 Cubavera and 2 Perry Ellis Company Outlets Savane and Private Label 24% $20mm F shion im 9% Laundry 5% Pro-forma store base will produce approximately $65mm in revenue and $9.2mm in 4-Wall EBITDA in FY2019 versus $68mm in revenue and $6.8mm in 4-Wall EBITDA in FY2018 for the current store base $11mm La n $24mm 7 locations of the pro-forma store base are budgeted for a combined 4-Wall EBITDA loss of $1.0mm in FY2019 Rafaella 37% E-Commerce is approximately 2% of revenue in FY2018 and is expected to grow 10% annually through 2021 $87mm Source: ‘Non Core Brand Analysis,’ ‘P&L’s by Store – Bud FY19’ and ‘3-Yr Plan by Division’ received from management on February 26, 2018. Note: Revenue and EBITDA from FY2019 Original Plan. FY2019 Original Plan total revenue is noted in the Revenue Risk Analysis. (a) Includes $15.4mm of $66.5mm of shared services. (b) Data excludes 10 international stores. 17 Non-Core Brands Revenue DTC Performance (b) Core Brands EBITDA Core Brands Revenue

CUS T O M E RRI SK ANA LY SI S After adjusting FY2019 Original Plan for Bon-Ton bankruptcy (FY2019 Budget); Belk, Stein Mart, Stage and JC Penney represent 11.3% of FY2019 Budget revenues Budget excl. Total Sales $891,709 $18,242 $873,267 $40,807 $17,419 $9,373 $30,924 $774,743 % of FY2019 Original Plan 2.0% % of FY2019 Budget 4.7% 2.0% 1.1% 3.5% Source: ‘Revenue Risk Analysis’ received February 26, 2018. (a) (b) (c) Represents gross sales for Belk, Stein Mart, Stage and JC Penney. Bon-Ton sales at risk are net of give-backs. Licensing decreases by $0.2mm as a result of a recent downward revision in the Laundry brand licensing revenue. 18 (Amounts in thousands) Additional Sales Risk (a) FY2019 Original Plan Bon-Ton Sales Risk (b) FY2019 Budget Belk Stein Mart Stage JC Penney FY2019 Additional Risk Golf Division $212,685 $1,882 Perry Ellis Menswear 111,262 1,404 Perry Ellis Accessories 51,654 810 Original Penguin 35,640 --Nike 84,775 653 Miami Sportswear 73,969 1,779 Rafaella 86,850 11,356 Fashion Swim 19,569 358 Laundry & PEONY 8,282 --Mexico Division 6,423 --Direct-to-Consumer (US) 87,578 --Licensing (c) 36,700 --Total UK (incl. DTC) 76,322 --$210,803 109,857 50,844 35,640 84,122 72,190 75,494 19,211 8,282 6,423 87,578 36,500 76,322 $6,000$7,232$2,305$13,580 3651,158978430 --655--2,875 --325----3356029406,667 11,6752,622--7,191 22,2004,8255,150--232----181 ----------------------------------------$181,687 106,926 47,314 35,315 75,577 50,702 43,319 18,798 8,282 6,423 87,578 36,500 76,322

RE VE NUE G RO W T H ANA LYS I S • Core Business growing $132mm between FY2018 and FY2021 with 71% of growth attributable to Nike and Golf segments Non-Core Business growing $51mm between FY2018 – FY2021 with 100% of growth attributable to Farrah and Guy Harvey (launches July 2019) FY2018 Licensing revenue is $35mm and grows to $42mm by FY2021 • • $23.8 $1.4 $1,057.5 $26.9 $874.9 2018 Revenue Perry Ellis Original Penguin Golf Nike Savane & Private Label Latin Rafaella Laundry Fashion Swim Farah Guy Harvey Other 2021 Revenue Other ~0% Other 29% Golf 36% Guy Harvey 47% Farah 53% Nike 35% 19 Source: ‘3 Year Plan Revenue’ received February 26, 2018. Non-Core Business Share of Category Growth Core Business Share of Category Growth $46.1 $(1.6) $4.2 $4.0 ($8.5) $0.6 $47.5 $21.5 $16.8

S UM M ARY VAL U AT I O N O VE R V I E W 52-Week Trading Range Wall Street 12-Month Price Targets (a) Selected Public Companies (b) Selected Precedent Transactions (c) Discounted Cash Flow (d) LBO (e) PV of Future Stock Price (f) $10.00 $20.00 $30.00 $40.00 $50.00 Note: 52-Week Trading Range is for informational purposes only. (a) (b) (c) (d) (e) (f) Wall Street research analysts published acquisition prices ranging from $27.50 - $29.00. See page 41 for additional detail. Assumes CY2018E P/E multiple of 11.0x – 17.0x. Please see pages 22 and 23 for additional detail. Assumes FY2018A EBITDA multiple of 6.0x – 8.5x. Please see pages 24 and 25 for additional detail. Assumes exit multiple of 7.6x – 9.6x and a WACC of 10.0% - 14.0%. Please see page 26 for additional detail. Assumes exit multiple of 8.3x and IRR of 20.0% - 25.0%. Please see page 27 for additional detail. Assumes FY+1 EPS multiple of 11.3x – 16.7x and cost of equity of 12.6%. Please see page 28 for additional detail. 20 $16.54 $27.06 $18.84 $38.59 7.30 $27.50 $29.00 $22.00 $34.00 $28.24 $27.37 $27.00 $31.00 $22.70 $3 Undisturbed $22.62 Current $26.67 Offer Price $27.50

I L L US T R AT I VECO M M O DO RE VARI O USP RI CE S (Amounts in Millions, Except Per Share Data) ANA LY S I S AT Stock Price Shares Outstanding (a) Restricted Stock Units Option Equivalent Shares (a) Diluted Shares Outstanding Total Equity Value Plus: Net Debt (b) Total Enterprise Value Pre mium / (Discount) to: Undisturbed 90-Day VWAP (c) 60-Day VWAP (c) 30-Day VWAP (c) 52-Week High 5-Year High $22.62 24.13 24.75 25.14 27.06 28.80 Enterprise Value as a Multiple of: Net Sales - Street LTM (Oct.) 2018E 2019E LTM (Oct.) 2018E 2019E 2018A 2019E 2018A 2019E $851.7 875.4 900.0 $55.1 59.2 63.8 $874.9 873.3 59.2 62.4 EBITDA - Street Net Sales - Mgmt EBITDA - Mgmt Price a s a Multiple of: Diluted EPS - Street 2019E 2020E 2019E 2020E $2.35 2.47 $2.00 2.44 Diluted EPS - Mgmt Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. Source: Median of Wall Street analysts' estimates as reported by ThomsonOne on February 28, 2018. (a) (b) (c) Total shares outstanding of 15.7mm as of November 24, 2017. Includes 0.03mm – 0.07mm option equivalent shares utilizing treasury stock method. Based on total cash of $26.5mm and debt of $90.6mm as of October 28, 2017. VWAP prior to February 5, 2018. 21 Undisturbed 2/5/2018 Close on 2/28/18 Proposal $22.62 $26.67 $27.50 $28.00$29.00$30.00 15.7 0.0 0.0 15.7 64.1 --% (6.3) (8.6) (10.0) (16.4) (21.5) 49.3% 48.0 46.7 7.6 x 7.1 6.6 48.0% 48.1 7.1 x 6.7 9.6 x 9.2 11.3 x 9.3 15.7 0.0 0.1 15.8 64.1 17.9% 10.5 7.8 6.1 (1.4) (7.4) 56.9% 55.3 53.8 8.8 x 8.2 7.6 55.4% 55.5 8.2 x 7.8 11.3 x 10.8 13.3 x 10.9 15.7 0.0 0.1 15.8 64.1 21.6% 14.0 11.1 9.4 1.6 (4.5) 58.4% 56.8 55.3 9.0 x 8.4 7.8 56.9% 57.0 8.4 x 8.0 11.7 x 11.1 13.8 x 11.3 15.715.715.7 0.00.00.0 0.10.10.1 15.815.815.8 64.164.164.1 23.8%28.2%32.6% 16.020.224.3 13.117.221.2 11.415.419.3 3.57.210.9 (2.8)0.7 4.2 59.3%61.2%63.1% 57.759.661.4 56.257.959.7 9.2 x9.5 x9.8 x 8.58.89.1 7.98.28.4 57.8%59.6%61.4% 57.959.761.6 8.5 x8.8 x9.1 x 8.18.48.6 11.9 x12.3 x12.8 x 11.311.712.1 14.0 x14.5 x15.0 x 11.511.912.3 $505.5$521.4$537.5 $497.5 $484.3 $420.1 $441.3$457.3$473.4 $433.4 $420.2 $356.0

S EL E CT ED P UBL I CCO M PARABL E CO M PANI E S (Amounts In millions, except per share data) Closing Price on 2/28/18 Enterprise Value as a Multiple of: Selected Companies % of 52 wk high Equity Value Enterprise Value Net Sales Adj. EBITDA Price / EPS LTG Rate P / E / G Dividend Yield LTM CY2018 LTM CY2017 CY2018 CY2018 CY2019 CY2018 CY2019 Selected Companies Store Count Net Sales Adj. EBITDA EBIT EBITDA / Sales EBIT / Sales Total Debt/ EBITDA Net Debt/ EBITDA EBITDA/ Net Interest LTM CAGR LTM CAGR LTM CAGR LTM Average LTM Average Commodore 57 $852 (0.6) % $55 14.2% $41 17.7% 6.5% 6.5% 4.8% 4.9% 1.4 x 0.9 x 9.1 x PVH Corp. Hanesbrands Ralph Lauren Corporation G-III Apparel Group Oxford Industries Delta Apparel 5,545 720 1,109 378 224 1,431 8,524 6,541 6,219 2,695 1,054 390 (0.2) 6.3 (6.6) 6.2 5.4 (7.4) 1,107 1,049 975 174 131 26 (4.1) 4.2 (0.1) (10.3) (0.4) 17.2 834 907 680 137 88 16 (7.1) 3.6 (19.9) (15.9) (3.1) 36.4 13.0 16.0 15.7 6.5 12.5 6.7 13.6 16.3 15.7 8.0 13.6 5.7 9.8 13.9 10.9 5.1 1.4 4.1 10.4 14.5 11.5 6.8 9.6 3.3 3.1 3.7 0.6 4.2 0.6 4.1 2.5 3.3 (0.6) 3.8 0.5 4.0 9.4 5.9 123.4 3.9 40.1 5.2 Source of historical financials: Public filings. Source of projected EPS, EBITDA and growth rate estimates: Thomson Eikon median estimate of Wall Street analysts as of February 28, 2018. Source of dividend yield: Capital IQ. Note: CAGRs (Compound Annual Growth Rates) and Averages are for the last three completed fiscal years for each company. All operating data has been adjusted to exclude one-time and extraordinary items. 22 Median (Excl. Commodore) 2.6% (0.3) % (5.1) % 12.7% 13.6% 7.4% 10.0% 3.4 x 2.9 x 7.6 x Leverage and Coverage Ratios Margins Operating Data Commodore $26.67 97.8% $420 $484 0.6 x 0.5 x 8.8 x 8.2 x 7.6 x PVH Corp. 144.28 91.3 11,191 13,971 1.6 1.5 12.6 12.2 11.0 Hanesbrands 19.40 75.4 7,011 10,426 1.6 1.5 9.9 10.0 9.6 Ralph Lauren Corporation 105.84 88.7 8,604 8,017 1.3 1.3 8.2 8.2 8.6 G-III Apparel Group 36.91 90.1 1,820 2,479 0.9 0.8 14.2 12.6 10.4 Oxford Industries 79.92 94.8 1,348 1,414 1.3 1.2 10.8 10.2 9.7 Delta Apparel 18.05 76.9 130 236 0.6 0.6 9.0 9.5 8.0 11.3 x 16.4 11.0 17.0 17.5 17.3 13.0 10.8 14.5 10.1 15.6 13.7 15.0 9.0 x 11.7% 1.0 x 0.9 x --% 13.0 1.0 0.9 0.1 5.6 1.5 1.3 3.0 4.9 1.4 1.3 1.8 22.0 NM NM --10.0 1.6 1.4 1.3 15.0 0.9 0.6 --Median (Excl. Commodore) 1.3 x 1.3 x 10.4 x 10.1 x 9.6 x 16.7 x 14.1 x 11.5% 1.4 x 1.3 x 0.7 % Market Data

S UM M ARY VAL U AT I O N P UBL I CCO M PARABL E BAS E DO NSE L E CT E D CO M PANI E S (Amounts in Millions, Except Per Share Data) Net Sales Valuation Multiples Implied Enterprise Value Implied Equity Value (a) Implied Per Share Value (b) 2018A 2019E $875 873 0.6 x 0.6 x - - 0.9 x 0.8 x $525 $524 - - $787 $700 $466 $465 - - $729 $641 $29.61 $29.55 - - $46.26 $40.71 Adjus ted EBITDA 2018A 2019E $59 62 8.0 x 8.0 x - - 11.0 x 11.0 x $474 $499 - - $651 $686 $415 $441 - - $593 $628 $26.36 $27.96 - - $37.64 $39.84 EPS 2019E 2020E $2.00 2.44 11.0 x 9.0 x - - 17.0 x 15.0 x $22.00 $21.96 - - $34.00 $36.60 Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. Note: FY2019 and FY2020 multiple ranges correspond to CY2018 and CY2019 comparable companies, respectively. (a) Based on total cash of $35.2mm and debt of $93.7mm as of February 3, 2018. (b) Total shares outstanding of 15.7mm as of February 3, 2018. Includes 0.05mm option equivalent shares utilizing treasury stock method and 0.01mm restricted stock units. 23

S EL E CT ED P RE CEDE NTT RANSACT I O NS Date Announced Enterprise Value EV / LTM Sales EV / LTM Adj. EBITDA Acquiror Target Jan-18 Aug-17 May-17 Apr-17 Dec-16 Aug-16 Jul-16 Jun-16 Apr-16 Apr-16 Feb-15 Jun-14 Jun-14 Dec-13 Jul-13 May-13 Oct-12 Boardriders Billabong $315 820 2,408 ND ND 400 650 120 795 €200 200 550 110 2,042 0.4 x 8.0 x VF Corp Coach Grand Wealth 1worldstar Williamson-Dickie Mfg. Kate Spade Haggar Kellwood Company 5.11 Donna Karan 0.9 1.7 11.0 10.3 ND ND 1.4 ND ND 10.5 Compass Diversified Holdings G-III Delta Galil HanesBrands HanesBrands Hanesbrands Hanesbrands Gildan Activewear Sycamore Partners HanesBrands TowerBrook Capital Partners PVH 2.2 0.4 ND 6.2 VF Corp (Contemporary Brands) Pacific Brands Champion Europe Knights Apparel DBApparel Doris Jones Group Maidenform Brands Inc. True Religion Warnaco 1.2 1.1 12.6 10.0 1.1 0.6 1.3 8.0 7.5 8.5 0.5 7.9 575 645 2,857 1.0 1.3 1.2 13.1 7.4 9.4 24 Source: Company fillings and other publicly available information. Mean1.1 x9.3 x Median1.18.9

S UM M ARY VAL U AT I O NBAS E DO N S EL E CT ED P RE CEDE NTT RANSACT I O NS (Amounts in Millions, Except Per Share Data) Net Sales Valuation Multiples Implied Enterprise Value Implied Equity Value (a) Implied Per Share Value (b) 2018A 2019E $875 873 0.4 x 0.4 x - - 0.6 x 0.6 x $350 $349 - - $525 $524 $291 $291 - - $466 $465 $18.50 $18.46 - - $29.61 $29.55 Adjusted EBITDA 2018A 2019E $59 62 6.0 x 6.0 x - - 8.5 x 8.5 x $355 $374 - - $503 $530 $297 $316 - - $445 $472 $18.84 $20.05 - - $28.24 $29.94 Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. (a) Based on total cash of $35.2mm and debt of $93.7mm as of February 3, 2018. (b) Total shares outstanding of 15.7mm as of February 3, 2018. Includes 0.05mm option equivalent shares utilizing treasury stock method and 0.01mm restricted stock units. 25

DI S CO UNT EDCAS H F L O W ANA LY SI S (Amounts in Millions, Except Per Share Data) 2019P 2020P 2021P Net Sales % Growth EBITDA % of Net Sales EBIT % of Net Sales Taxes (a) Tax-Effected EBIT Depreciation & Amortization Capital Expenditures Change in Net Working Capital Free Cash Flow Growth in Free Cash Flow (0.2%) 62.4 7.1% 47.9 5.5% (10.3) 9.4% 72.1 7.5% 56.6 5.9% (13.2) 10.7% 84.6 8.0% 68.1 6.4% (17.7) 14.5 (10.0) (20.0) 15.5 (10.0) (25.0) 16.5 (10.0) (30.0) NA 8.2% 12.6% Terminal Value / EBITDA Multiple Discount Rate Present Value of Free Cash Flow Present Value of Terminal Value Total Enterprise Value Less: Net Debt (b) Total Equity Value Total Equity Value Per Share Terminal Value as a % of Total Value Implied Perpetuity Growth Rate 7.6 x 8.6 x 9.6 x Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. Note: Balance Sheet and Cash Flow projections affirmed by management on March 2, 2018. Note: Discounted to February 3, 2018. (a) Reflects management projected tax rates of 25%, 26% and 29% in 2019, 2020 and 2021, respectively. (b) Based on total cash of $35.2mm and debt of $93.7mm as of February 3, 2018. 26 10.0%12.0%14.0% 10.0%12.0%14.0% 10.0%12.0%14.0% $60.1$57.9$55.9 482.9 457.5 433.8 $543.0$515.4$489.7 (58.5) (58.5) (58.5) $484.5$456.9$431.2 $30.69$28.97$27.37 88.9%88.8%88.6% 5.6%7.5%9.4% $60.1$57.9$55.9 546.4 517.6 490.9 $606.5$575.6$546.8 (58.5) (58.5) (58.5) $548.0$517.1$488.3 $34.64$32.72$30.93 90.1%89.9%89.8% 6.1%8.0%9.9% $60.1$57.9$55.9 610.0 577.8 547.9 $670.0$635.8$603.9 (58.5) (58.5) (58.5) $611.6$577.3$545.4 $38.59$36.46$34.48 91.0%90.9%90.7% 6.5%8.4%10.3% $22.1 $23.9 $26.9 37.6 43.4 50.4 $873.3 $955.7 $1,057.5 Fiscal Year

L E V ERAG E D BUYO UT ANA LY S I S (Amounts in Millions, Except Per Share Data) Current Price as of 2/28/18 Assumed Purchase Price Commodore Shares Outstanding (a) Commodore Option Equivalent Shares (b) Total Shares Outstanding Purchase Price of Equity Commodore Debt Repaid/Refinanced Original Issue Discount Transaction Fees Total Uses of Funds $26.67 % of Debt / Adj. Interest Amount Total EBITDA Rate OID Tenor 15.7 0.1 $200mm Revolver Term Loan Mezzanine PIK Notes Total Debt Outside Preferred Equity Rollover Equity (c) Total Equity Excess Cash Total Sources of Funds 225.0 --44.1% --3.4 x --L+850 bps 12.00% 100.00 100.00 5.0 8.0 15.8 $433.4 61.9 --15.0 75.0 80.9 14.7% 15.9% Mgmt. Promote 2.5% $510.3 4.3 0.8% Equity Value Plus: LTM Debt Less: LTM Cash Enterprise Value $433.4 93.7 (35.2) Fiscal Year 2018PF 2019P 2020P 2021P $491.9 Total Debt Cash (d) 382.7 30.9 359.4 10.0 356.3 10.0 349.1 10.0 Multiples 2018A 2019E 2018A 2019E Adj. EBITDA / Interest, Net (Adj. EBITDA - Capex) / Interest, Net 2.3 x 2.0 x 2.1 x 1.8 x 2.4 x 2.1 x 2.8 x 2.5 x EV / Net Sales EV / EBITDA EV / EBIT 59 45 62 48 8.3 x 10.9 x 7.9 x 10.3 x Adjusted Debt / Adj. EBITDAR (e) Total Debt / Adj. EBITDA Net Debt / Adj. EBITDA 5.9 x 5.9 x 5.4 x 5.4 x 5.2 x 5.1 x 4.9 x 4.5 x 4.4 x 4.4 x 3.8 x 3.7 x Purchase Price per Share $27.50 $28.00 $29.00 $30.00 $31.00 Sr. Secured Debt Outstanding % of Original Sr. Secured Debt Sr. Secured Debt / Adj. EBITDA $350.0 100% 5.4 x $327.6 94% 4.8 x $324.5 93% 4.1 x $317.2 91% 3.5 x LTM Mult. 7.0 x 7.5 x 8.0 x 8.3 x 9.0 x 23.7% 29.4% 21.7% 27.2% 18.0% 23.4% 14.7% 19.9% 11.7% 16.8% Total Debt / Total Capitalization 72.2% 68.8% 65.7% 61.6% 39.4% 37.1% 32.9% 29.2% 25.8% Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. (a) (b) (c) (d) (e) Includes 0.01mm restricted stock units. Assumes treasury stock method. Assumes George Feldenkreis and Oscar Feldenkreis rollover equity representing 1.77mm and 1.18mm shares respectively. Assumes $31mm minimum cash at close and $10mm minimum cash in FY2019 – FY2021. Assumes 6.0x rent methodology. 27 Exit Multiple 32.6% 30.4% 26.4% 22.9% 19.7% 8.3 x 8.4 x 8.7 x 9.0 x 9.2 x 17.5% 15.6% 12.1% 8.9% 6.1% Returns to Common Equity - Year 3 Exit $875 $873 56.2% 56.3% EBITDA Adj. EBITDA (Excl. Stock-Based Comp) $59.2 $65.4 $62.4 $68.6 $72.1 $78.3 $84.6 $90.8 Leverage Profile Transaction Multiples $510.3 100.0% $155.9 30.6% $350.0 68.6% 5.4 x $125.0 24.5% 1.9 x L+250 bps 5.0 $27.50 Sources of Funds Uses of Funds

P RES E NT VAL UEO FF UT URE S T O CK P RI CE 2019E 2020P 2021P Diluted Earnings per Share % Growth (6.0%) 22.0% 15.2% Forward Year P/E Multiples Beginning of Fiscal Year 2/28/18 2020P 2021P 11.3 12.3 13.3 15.0 16.7 (a) 24.60 26.67 30.00 33.40 30.01 32.54 36.60 40.75 34.56 37.47 42.15 46.93 (b) (c) 11.3 12.3 13.3 15.0 16.7 22.70 24.60 26.67 30.00 33.40 24.79 26.86 29.12 32.76 36.47 25.35 27.47 29.79 33.51 37.30 (a) (b) (c) Source: ‘FY2019 (Budget v3)’ and ‘FY2020 and FY2021 (projection)’ received from management on February 28, 2018. Note: Assumes cost of equity discount rate of 12.6%. (a) (b) (c) Reflects current forward year P/E multiple based on consensus Wall Street EPS estimate of $2.35 and current stock price of $26.67. Reflects current forward year P/E multiple based on Management EPS estimate of $2.00 and current stock price of $26.67. Reflects median of selected public comparable companies. 28 Present Value at February 28, 2018 22.70 27.69 31.89 Stock Price at $2.00 $2.44 $2.81 Fiscal Year

POTENTIAL STRATEGIC ALTERNATIVES 29

P O TE N TI A L S TR ATE G IC A LTE R N ATIV E S 30 Merger / Combination with Strategic Sale of All of Commodore to Strategic or Financial Sponsor Transformational Acquisition Acquisition Strategic Sale / Merger Tuck-In Acquisition Raise Debt to Pay One-Time Dividend or Repurchase Block of Shares (Recap) Initiate Dividend Share Repurchase Continue to Expand into New Licensing Categories or Geographies; License New Third-Party Brands Organic Standalone Financial / Capital Structure

S UM M ARY O FS TANDAL O NE A LT E RN AT I V ES Standalone Alternatives • Limited additional operational or headcount investment infrastructure • Leverage existing distribution and wholesale • Will Wall Street continue to reward branded apparel shareholders • Counteracts dilutive effects of employee option program Pay One-Time Dividend Shares (Recap) 31 Financial Capital Structure AlternativeBenefitsConsiderations Share Repurchase • Signals commitment to return capital to shareholders• Could send signal to market indicating limited growth • Presents positive signal to the market that managementopportunities believes the stock is undervalued• Reduces public float and concentrates ownership of top • May be limited by restrictions under senior credit facility • Returns capital to shareholders• Could send signal to market indicating limited growth • May broaden investor base to dividend focusedopportunities institutional or individual investors• Little empirical evidence that dividends substantially • Signals commitment to return capital to shareholdersincrease stock price over time • May be limited by restrictions under senior credit facility • Signals commitment to shareholder returns• Does not address future growth • Share repurchase presents positive signal to the market• May potentially result in breakage costs of new term loans that management believes the stock is undervalued• Any increase in leverage will limit flexibility vs. status quo • Attractive rates available in current debt marketsin case of subsequent economic downturn • Signal to potential shareholder activists• Limits borrowing capacity for acquisitions • If share repurchase, reduces public float and concentrates ownership of top shareholders Initiate Dividend Raise Debt to or Repurchase Block of Organic Alternatives AlternativeBenefitsConsiderations Continue to Expand into New Licensing Categories or Geographies; License New Third-Party Brands • Already knowledgeable and have a track record of• Potential to spread management too “thin” proper execution• Ability to execute new license with existing employees and required• Restrictions under certain third-party licensed brands • Access new consumers and further engage existing• Department store environment continues to be customer basechallenging relationshipscompanies serving broadline stores? • Enhances future growth prospects of the business

S UM M ARY O FS TANDAL O NE Strategic Alternatives A LT E RN AT I V ES core business capabilities Acquisition • Potential for significant synergies / cost savings financial / strategic partner; leverage concerns with Strategic 32 Sale / Merger Alternatives AlternativeBenefitsConsiderations Sale of All of Commodore to Strategic or Financial Sponsor • Take advantage of M&A and capital markets• Objectives of Board and significant shareholders • Can market benefits of brand strength• Retail market currently out of favor despite strong M&A • Exit prior to shrinking moderate broadline customerenvironment base• Limited buyer universe • Critical mass in consolidating sector• Identifying the right partner • Ability to share in the “upside”• Relative valuation issues • Synergy of larger business to spread marketing spend• Social issues around Board and management leadership • Ability to leverage scale to expand shelf space at• No obvious partner retailers Merger / Combination Acquisition Alternatives AlternativeBenefitsConsiderations Tuck-In Acquisition • Increase scale in areas in which management is most• Integration risk knowledgeable• Increase exposure to existing businesses • Realize synergies• Source of financing: cash on hand, debt markets and/or new • Improve returns if able to acquire for low multiplefinancial/strategic partner • Investing in new categories or brands fosters ancillary• Diverts management focus away from core business / brand revenue streams, providing diversification outside of• Creates greater complexity and requires broader execution • Creates enhanced cross-sell opportunities for loyal• Limited acquisition targets consumers• Source of financing: cash on hand, debt markets and / or new • Enhances future growth prospects of the business Transformational

P O T E NT I AL S T R AT E G I C BUY E RS Others Considered (Unlikely) Potentially Interested Parties (One World Star) 33 North America (Yue Yen) Licensing / International Broadlines

P O T E NT I AL P RI VAT E EQ UI T Y BUY E RS Selected Portfolio Companies ($ in mm) City (19%), Shoes for Crews, Sovos Brands, Wireless Doug, Suhyang Networks, Threesixty Group, Shoes for Crews (prior) Renegade Brands Underwear Co., Soft Surroundings, Sundance Holdings, Zumiez (prior) Pride Sports, Stonewall Kitchen, United Retail Group (prior) Zenith Products (prior) NYDJ Apparel, Oxbow Carbon, ValueOptions (prior) 34 CompanyFund Size $13,000Five Below (prior), Homemaker Industries (prior), Hudson Group (prior), Lululemon, Party $3,2001-800 Contacts, 24 Hour Fitness, At Home, Brand Networks, Burt’s Bees (prior), Melissa & $2,000Billabong (Prior), Brixton, Dakine, Fox, Huf, Hybrid Apparel, Mervin Manufacturing, $688Allen Edmonds (prior), Ariat (prior), Boston Proper, Excelligence, Filson (prior), SAXX $450Buca (prior), Bravo Sports (prior), Filament Brands, Golding Farms, Kaz (prior), $4,000Albertsons / Safeway, Avon, Staples Solutions, Rafaella (prior) $1,750DEI Holdings, Del Taco (prior), Full Beauty Brands (prior), Varsity Brands, $3,250Camping World, CP Energy, Cumulus Media, DS Services (prior), Martin Currie (prior), Arhaus, Batteries Plus Bulbs, Boot Barn, El Pollo Loco, First Watch Restaurants, Floor & $1,300Décor, hhgregg (prior), Osprey,Paradies (prior), Petco (prior), Regent Holding, Ross-Simons (prior), Totes Isotoner

P O T E NT I AL P RI VAT E EQ UI T Y BUY E RS Selected Portfolio Companies ($ in mm) 35 CompanyFund Size $4,700Collective Brands, Eddie Bauer, Express, J. Jill, Pacific Swimwear $1,100LuLu’s, Pro-Pet, SCUF Gaming, TLC Vision, VIP Petcare NACorneliani, Georg Jensen, L’Azurde, Paper Source, Sur La Table, Totes Isotoner NAM&M Food Shops, Spence Diamonds Management and investment firm focused on consumer product and retail companies NAOperating partners including Jerry Levin and Steve Sadove all have product and retail operating experience Mizzen + Main, ba&sh, John Hardy, Sweaty Betty, 2XU, The Worth Collection (prior), $2,750Leslie’s Pool Supplies, Hannah Anderson, Chopt, Noodles & Company, PatientPoint, Flywheel (prior), Build-A-Bear (prior), Bloomin Brands (prior), Equinox, Peloton Authentic Brands Group, Big 5 Sporting Goods (prior), BJ’s Wholesale, Container Store, David’s Bridal, Equinox Fitness, FTD Group (prior), Gart Sports (prior), J. Crew, Jo-Ann $9,600Stores, Lucky Brand, Neiman Marcus Group (prior), PETCO Animal Supplies (prior), Priscilla of Boston (prior), Rite-Aid Corporation (prior), Savers, Signet Jewelers, The Tire Rack, Topshop, Tourneau (prior), Varsity Brands (prior), Whole Foods (prior), $1,600Furi (prior), My Fit Foods, Neff, Ronco (prior) $406GSC Technologies, KL Outdoor, Pride Family Brands, Worth Collection

P O T E NT I AL P RI VAT E EQ UI T Y BUY E RS Selected Portfolio Companies ($ in mm) Group Brands, Hanna Andersson (prior), Kellwood (prior) Creek, Nine West, Staples, Torrid, Kurt Geiger Tommie Copper, Active, Sequential Brands, Laura Geller (prior), Robert Graham (prior) Brands, Inc., Jimmy Choo (prior), Phase Eight 36 CompanyFund Size $1,900Gymboree, Cengage Learning, Hunter, Roots, M&M Food Market $2,100Scotch & Soda, Shopko, Vince, Bonmarche, Rebecca Taylor, Parker, Windsor, Style $3,000Hot Topic, The Jones Group, Belk, Mast Global Fashions, Talbots, Hot Topic, Coldwater $5,3005.11 (prior), Auto Palace (prior), And1 (prior) Car Toys (prior), Kiwoko, Dutch $320ReVive, Earth Treks, Algenist, Cos Bar, Differential Brands, Zanella, Luciano Barbera, $3,700BevMo, GSE Group, HayFin, Kaporal Jeans, J.Jill, Monier Group, True Religion, Wilton

APPENDIX 37

SUPPLEMENTAL INFORMATION 38

C OMM OD OR E OW N E R S H I P (Amounts in Thousands) Common Shares % of Total Restricted Securities (a) Beneficial Ownership % of Total Inside Owners (b) George Feldenkreis Oscar Feldenkreis Fanny Hannono Stanley Silverstein John Voith Jr. Luis Perez Cory Shade Anita Britt Inside Ownership 1,702.6 1,052.6 376.9 26.8 9.3 14.4 10.3 5.4 10.9 6.7 2.4 0.2 0.1 0.1 0.1 0.0% 64.5 123.2 14.8 61.4 42.6 12.3 16.0 18.4 1,767.1 1,175.8 391.7 88.2 51.9 26.7 26.3 23.8 (c) (c) 11.0 7.3 2.4 0.5 0.3 0.2 0.2 0.1% 3,198.4 20.4% 353.3 3,551.7 22.1 % Top 10 Institutions (d) BlackRock Dimensional Fund Advisors Vanguard Northern Trust Global Investments Renaissance Technologies State Street J.P. Morgan Asset Management Bridgeway Capital Management Royce & Associates ClariVest Total Top 10 Institutions Public and Other Total Shares Outstanding (e) 2,058.2 1,328.9 706.1 366.4 357.4 311.3 310.6 308.3 246.2 219.6 13.1 8.5 4.5 2.3 2.3 2.0 2.0 2.0 1.6 1.4% ---- ---- ---- ---- ---- 2,058.2 1,328.9 706.1 366.4 357.4 311.3 310.6 308.3 246.2 219.6 12.8 8.3 4.4 2.3 2.2 1.9 1.9 1.9 1.5 1.4% 6,212.9 6,279.7 39.6 40.0% % % ---- 6,212.9 6,279.7 38.7 39.1% % % 15,691.0 100.0 353.3 16,044.3 100.0 (a) Includes restricted shares, exercisable options and RSU’s held by current and former directors and executive officers. (b) Source: Company's Proxy Statement dated May 08, 2017, 13-D dated February 7, 2018 and 13-G dated February 14, 2018. (c) Includes 122,316 shared beneficial ownership for George Feldenkreis and 150,000 shared beneficial ownership for Oscar Feldenkreis. (d) Source Bloomberg and Capital IQ. (e) Source: Company management and public filings. 39

VO L U M E RANG E W EI G H T ED AV ER A G E PR I C E B Y 16 $10.00 < x < $15.00 $15.00 < x < $18.00 $18.00 < x < $20.00 $20.00 < x < $22.00 $22.00 < x < $24.00 $24.00 < x < $26.00 $26.00 < x < % of Total Volume: 0.0% 3.0% 33.9% 19.8% 20.1% 14.3% 8.0% 40 Source: Capital IQ as of February 28, 2018. 1 99 7 4 --Average Daily Volume (52-Week)90K Volume Per Price Range – Last 24 Months (in Millions)

S UM M ARY ANA LY S T EX P EC TAT I O NS IFS 29.00 874.9 882.2 59.2 63.8 2.12 2.29 2.66 Buy January 22, 2018 Sidoti & Company 29.00 877.7 902.1 NA NA 2.11 2.41 N/A Buy February 6, 2018 High $29.00 $877.7 $902.5 $60.8 $65.4 $2.18 $2.41 $2.66 Low 27.50 870.9 882.2 57.9 63.5 2.08 2.03 2.27 Management Guidance $2.07 - $2.17 41 Source: Wall Street Estimates as of February 28, 2018. Median 29.00 875.4 900.0 59.2 63.8 2.12 2.35 2.47 Keybanc Capital Markets NA 875.8 902.5 60.8 65.4 2.18 2.40 2.47 Hold November 30, 2017 Revenue Estimates for FY EBITDA Estimates for FY EPS Estimates for FY Company Price Target 2018E 2019E 2018E 2019E 2018E 2019E 2020E Rec. Date D. A. Davidson $27.50 $870.9 $897.8 $57.9 $63.5 $2.08 $2.03 $2.27 Hold February 7, 2018

W E I G HT E D AVE RAG E CO ST O F CAP I TAL en Corporation 1.104 0.696 1.004 1.112 --76.9% 47.4% 5.0% el, Inc. ands Inc. tries, Inc. (a) (b) (c) (d) (e) (f) (g) (h) (i) (j) (k) Source: Bloomberg 5-year adjusted weekly beta as reported on February 28, 2018. Assumes book value of debt approximates market value. Unlevered Beta = Levered Beta / {1+(Net Debt/Market Equity)*(1-Tax Rate)}. 10-year Treasury Note yield as of February 20, 2018. Source: Duff & Phelps 2017 Valuation Handbook. Size premium of 2.68% for companies with market capitalizations between $263.7mm and $567.8mm. Marginal tax rate based on Commodore estimation of future taxes. WACC = (Net Debt/Capital) * After-Tax Cost of Debt + (Equity/Capital) * Cost of Equity. Relevered Beta = Unlevered Beta * {1+(Net Debt/Equity)*(1-Tax Rate)}. Cost of Equity = Risk Free Rate + (Relevered Beta * Market Risk Premium) + Size Premium. Median Unlevered Beta of Comps. 42 Commodore Observed Weighted Average Cost of Capital (i) Capital Structure Cost of Equity Cost of Debt Net Debt/ Net Debt/ Unlevered Levered Cost of Before After Based on: Capital Equity Beta Beta (j) Equity (k) Tax Tax WACC Median Beta of Comps and Pro Forma D/E Median Beta of Comps and D/E of Comps 12.8% 14.7% 0.913 1.014 12.6% 12.45% 9.33% 11.2% 12.2% 2.12% 1.59% 0.913 1.009 12.6% 12.2% 13.9% GDP / Inflation (h) Long-Term GDP Growth 2.00% Long-Term Inflation Growth 2.00% Assumptions Risk Free Rate of Return (d) 2.88% Historical Market Risk Premium (e) 6.94% Size Premium (e) (f) 2.68% Marginal Tax Rate (g) 25.00% Comparable Companies Name Current Net Debt/ Levered Market Beta (a) Equity (b) 0.863 13.9% 0.893 24.4% Group, Ltd. 1.309 --Unlevered Beta (c) Commodore Ralph Laur Delta Appar Hanesbr Oxford Indus PVH Corp. G-III Apparel Mean (Excl Median (Ex 0.781 1.104 0.442 0.741 1.072 0.755 1.309 uding Commodore) cluding Commodore) 1.020 25.6% 0.904 1.054 14.7% 0.913

P REM I UM SPAI D ANA LY S I S-S U M MA RY Share price premiums paid to target in selected transactions of $400 - $600 million over the last three years All Stock Combo Cash High Median Low 26.4% (2.1%) 22.9% 0.0% 59.8% 11.0% 28.0% (2.1%) All Stock Combo Cash High Median Low 36.0% (9.8%) 24.4% (9.8%) 27.1% 21.2% 37.4% (2.9%) Deal Points 41 5 3 33 Source: FactSet. Transactions of $400 - 600mm in Enterprise Value with United States targets from February 2015 – February 2018, in which at least 50% stake was acquired. Excludes Finance, Brokerage, Insurance and Real Estate industries. Note: Excludes transactions where cash consideration was below $1.00 per share. 43 174.0% 50.4% 41.2% 174.0% 30-Day Premium 155.8% 44.6% 82.1% 155.8% One-Day Premium

P REM I UMPAI D ANA LYS I S Premiums paid to target share price in selected transactions of $400 - $600 million over the last three years Sep-16 Accuride Corp. Crestview LLC 100.0% $412 52.7% 101.6% May -17 Angie's List, Inc . IAC/InterActiveCorp. 0.4% 552 44.6% 50.4% Sep-16 Apigee Corp. Google, Inc. 100.0% 472 6.5% 40.5% Nov-17 Baz aarvoice, Inc . Marlin Management Co. LLC 100.0% 409 14.6% 11.1% May-16 Blue Bird Corp. American Securities LLC 100.0% 424 (2.1%) (2.9%) Nov-16 Blue Nile, Inc . Bain Capital Private Equity LP 100.0% 438 33.9% 15.0% Jan-18 Cascadian Therapeutics, Inc. Seattle Genetics, Inc. 100.0% 426 69.5% 174.0% Aug-15 Dot Hill Systems Corp. Seagate Tec hnology Plc 100.0% 559 79.2% 60.4% May-15 Eagle Rock Energy Partners LP Vanguard Natural Resources LLC --544 22.9% 24.4% Feb-15 Emulex Corp. Avago Tec hnologies Ltd. 100.0% 541 26.4% 37.9% Oct-16 Everyday Health, Inc. Ziff Davis LLC 100.0% 447 28.0% 40.4% Mar-17 Exar Corp. Max Linear, Inc . 100.0% 443 22.4% 16.6% Feb-18 Fogo de Chão, Inc. Rhône Capital LLC 100.0% 553 25.5% 27.5% Jul-16 Imprivata, Inc . Thoma Bravo LLC 100.0% 443 32.8% 41.6% Feb-18 Layne Christensen Co. Granite Construction, Inc. --462 28.5% 26.5% Dec -16 Lionbridge Tec hnologies , Inc . H.I.G. Capital LLC 100.0% 430 3.2% 19.8% Feb-17 LMI Aerospace, Inc. Sonaca USA, Inc. 100.0% 429 52.3% 53.2% Apr-15 LRR Energy LP Vanguard Natural Res ources LLC --487 11.0% 10.1% Mar-15 Mavenir Systems, Inc. Mitel Networks Corp. 63.2% 480 20.1% 41.2% Mar-15 Norcraft Cos ., Inc . Fortune Brands Home & Sec urity, Inc . 100.0% 570 11.4% 22.1% Aug-15 NTELOS Holdings Corp. Shenandoah Telecommunications Co. 100.0% 582 25.3% 77.5% May -17 Nutrac eutical International Corp. HGGC LLC 100.0% 417 49.3% 35.9% Sep-17 NYX Gaming Group Ltd. Bally Gaming International, Inc 100.0% 501 112.3% 67.4% Oct-17 Omega Protein Corp. Cook e, Inc . 100.0% 474 32.5% 37.5% May-16 Opower, Inc. Oracle Corp. 100.0% 491 30.4% 53.7% May -17 Penntex Mids tream Partners LP Energy Trans fer Partners LP 100.0% 563 18.0% 16.0% Feb-16 PowerSecure International, Inc. The Southern Co. 100.0% 422 79.8% 54.6% May -15 Rally Software Development Corp. CA, Inc. 100.0% 432 42.9% 26.1% Nov-15 RealD, Inc. Rizvi Traverse Management LLC 100.0% 525 4.1% 18.7% Apr-15 Ridley , Inc . Alltec h, Inc . 100.0% 419 21.1% 29.6% Feb-18 SandRidge Energy, Inc. Midstates Petroleum Co., Inc. --518 0.0% (9.8%) Feb-16 SciClone Pharmac euticals, Inc . Bank of China Group Inves tment Ltd 100.0% 469 22.9% 36.0% Jul-17 ShoreTel, Inc. Mitel Networks Corp. 100.0% 403 28.2% 24.0% Nov-15 TeleCommunication Systems, Inc . Comtec h Telec ommunications Corp. 100.0% 405 13.9% 37.4% Nov-16 TubeMogul, Inc. Tiger Acquisition Corp. 100.0% 446 82.1% 41.6% Feb-17 Ultratec h, Inc . Veec o Ins truments, Inc . 75.9% 515 10.4% 21.2% Nov-16 Universal American Corp. WellCare Health Plans, Inc. 100.0% 462 12.5% 30.0% Sep-16 Vitae Pharmac euticals, Inc . Allergan Plc 100.0% 528 155.8% 96.1% May-17 Xactly Corp. Vista Equity Partners Management LLC 100.0% 473 16.8% 36.1% May -16 XenoPort, Inc . Arbor Pharmac euticals LLC 100.0% 439 59.8% 46.5% Aug-15 Yodlee, Inc. Envestnet, Inc. 57.1% 513 50.1% 27.1% Source: FactSet. Transactions of $400-600mm in Enterprise Value with United States targets from February 2015 – February 2018, in which at least 50% stake was acquired. Excludes Finance, Brokerage, Insurance and Real Estate industries. Note: Excludes transactions where cash consideration was below $1.00 per share. 44 Announce Enterprise Date Target Acquirer % Cash Value Premiums One Day 30 Days

PR O C ESS SU M M A RY 45 (a) Date has not been finalized. October 24, 2017 Board of Commodore forms Special Committee to oversee and provide instruction to Oscar Feldenkreis in his capacity as CEO February 6, 2018 George Feldenkreis releases letter to the Board of Commodore February 7, 2018 George Feldenkreis Schedule 13-D filed February 13, 2018 Special Committee’s authority is expanded to address George Feldenkreis’ letter and filing February 22, 2018 Commodore Special Committee engages PJ SOLOMON as strategic advisor; PJ SOLOMON signs NDA with Commodore February 22, 2018 PJ SOLOMON, Bruce Klatsky and David Scheiner meet with Oscar Feldenkreis, Jorge Narino, Tricia Thompkins and Kevin Flint to discuss Commodore performance, operations, risks and growth initiatives February 23, 2018 PJ SOLOMON debriefs the Special Committee on the February 22nd meeting with Management February 26, 2018 Commodore press release announcing PJ SOLOMON, Paul Weiss and Akerman as strategic advisors March 3, 2018 PJ SOLOMON presents strategic alternatives to the Special Committee March 10, 2018 Requested response deadline in George Feldenkreis letter March 15, 2018 Advance notice window closes March 22, 2018 (a) Year-end earnings release June 13, 2018 (a) Anticipated date of annual meeting Key Steps

ADDITIONAL BUYER INFORMATION 46

P O T E NT I AL North America S T R AT E G I CBUY E RS Designs, manufactures and markets men’s and women’s apparel and accessories through two segments: Wholesale Operations and Retail Operations Sells products through department, specialty and mass merchant retail stores as well as through ~400 leased retail stores and online Sells various products and accessories under the Vilebrequin, DKNY, Andrew Marc and Calvin Klein brands, among others Accessory categories include women’s handbags, small leather goods, hats / scarves and luggage Recently acquired Donna Karan from LVMH for $650mm Market Cap E.V. Cash Debt $1,820 2,479 68 727 Sales EBITDA EV/EBITDA Debt/EBITDA $2,695 174 14.2 x 4.2 x New York, NY Subsidiary of One World Star Kellwood Company is a leading designer, manufacturer and marketer of apparel for women, girls and juniors Portfolio includes Jolt, Rewind, Mason & Belle, My Michelle, Democracy, Briggs, reCreation, Jax and Sangria brands Acquired from Sun Capital Partners in December 2016 by One World Star, a Chinese acquirer, for an undisclosed amount City of Industry, CA Consolidated sales of ~$900M Private Industry leader across a diverse range of retail categories including sleepwear, intimates, kids and layering Global organization with network of factories in 12 countries and distribution centers in US and Europe Represents ~100 lifestyle brands through both owned and licensed brands Owned brands include Layla, Aria, Jane & Bleecker, DreamFit, Saint Eve, peas & carrots, Pampered Princes, Cuddl Duds and ClimateSmart Licensed sleepwear brands include Nautica, Kate Spade, Jockey and Tommy Bahama Owned by Charlie Komar and Family Jersey City, NJ Consolidated sales of ~$800M Private Manufacturers, distributes and markets handbags, accessories, jewelry and other small leather goods Founder's family had been in the neckwear business since 1910 Operates 20 offices across 12 countries; employs 4,600 employees globally Produces and distributes products under license for many brands including Levi's, Dockers, Kenneth Cole, Tommy Hilfiger, Cole Haan, Jones New York, Geoffrey Beene and Nautica Randa also owns and markets several brands including Trafalgar Luxury Goods, Swank, Travel Gear, Countess Mara and Wembley Owned by Jeff Spiegel and Family New York, NY 47 Source: Capital IQ as of February 28, 2018 and publicly available information. Company Financials ($mm) Commentary / Rationale

P O T E NT I AL S T R AT E G I CBUY E RS Licensing $5 billion sales at retail in 2015 Filed for confidential IPO (11/28/15) Pulled IPO and sold minority stake to Lion Capital in 2016; subsequently sold stake to General Atlantic in 2017 Brand development, marketing and entertainment company focusing on owning, managing and elevating the long-term value of a portfolio of brands in fashion, sports and entertainment Portfolio brands include Frye, Thalia, Aeropostale, Spyder, Jones New York, Vision Streetwear, Taryn Rose, Prince, Ektelon, Hind, Misook and Zip Brands Owned by Leonard Green & Partners and Lion Capital Highly experienced with a variety of global apparel and retail brands General Atlantic announced an investment in ABG in October 2017 with the goal of helping ABG accelerate its efforts to add to its portfolio of brands New York, NY $2 billion sales at retail, rising from $1.5 billion in 2016 Over 200 licensees distributing product worldwide Brand development and licensing company with a portfolio spanning apparel and accessories Portfolio brands include bebe, kensie, Catherine Malandrino, Limited Too, joan vass, English Laundry and Larry Levine Actively seeking acquisitions (last acquisition in June 2016) New York, NY $350M Fund backed by Neuberger Berman Invested in brands including Bruno Magli, Ben Sherman and Body Glove Recently announced deal to purchase IP assets following bankruptcy of BCBG Max Azria Group (jointly with Global Brands Group as operating partner) Fund managed by Samuel Porat, Zachary Sigel, Michael DeVirglio and group of executives formerly working at Iconix Brand Group New York, NY 48 Source: Capital IQ as of February 28, 2018 and publicly available information. Company Financials ($mm) Commentary / Rationale

P O T E NT I AL S T R AT E G I CBUY E RS International Manufactures, markets and sells intimate apparel, socks, baby clothing and leisurewear to mass market and mid-market under private labels and other brands Owned brands include 7 For All Mankind, Splendid, Ella Moss, Schiesser, Delta Israel, Karen Neuburger, P.J. Salvage, FIX and LittleMissMatched Focused on expanding US market presence Has historically been acquisitive Market Cap E.V. Cash Debt $838 982 137 280 Sales EBITDA EV/EBITDA Debt/EBITDA $1,368 114 8.6 x 2.5 x Caesarea, Israel Operates 3,000 points of sale in Asia-Pacific with over 30,000 employees Textile and Garment conglomerate based in China with international operations Operates the two largest comprehensive textiles and garment industry chains in the world with its fully-integrated value chain consisting of 13 industrial parks Engages in textile offerings from raw materials cultivation and processing to the design and sale of brands and apparel Has over 20 subsidiaries with 2 listed in China and Japan respectively Acquired a majority stake in luxury shoe company Bally International on February 9, 2018 for an undisclosed sum Acquired a majority stake in Trinity, a men’s apparel company based in Hong Kong in November 2017 for $285 million Acquired advanced textiles business Invista, which controls the Lycra brand, for $2 billion in October 2017 Acquired SMCP, the French firm behind Sandro, Maje and Claudie Pierlot for ~$1.5 billion in March 2016 Jining, China 49 Source: Capital IQ as of February 28, 2018 and publicly available information. Company Financials ($mm) Commentary / Rationale

DISCLAIMER This presentation has been prepared by PJ SOLOMON (“SOLOMON”) from materials and information supplied (whether orally or in writing) by Perry Ellis International, Inc. (“Commodore” or the “Company”) and other sources. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed in conjunction with, the oral briefing as well as the qualifications, limitations and assumptions in the letter provid ed by SOLOMON. This presentation includes certain statements, estimates and projections provided by the Company with respect to the historic al and anticipated future performance of the Company. Such statements, estimates and projections contain or are based on significant assumptions and subjective judgment s made by the Company’s management. These assumptions and judgments may or may not be correct, and there can be no assurance that any projected results are attainable or will be realized. SOLOMON has not attempted to verify any such statements, estimates and projections, and as such SOLOMON makes no representation or warranty as to, and assumes no responsibility for, their accuracy or completeness and for the effect which any such inaccuracy or incompleteness may have on the results or judgments contained in this presentation. Except where otherwise indicated, this analysis speaks as of the date hereof. Under no circumstances should the delivery of this document imply that the analysis would be the same if made as of any other date. This presentation and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy a ny security, commodity or instrument or related derivative, nor do they constitute an offer or commitment to lend, syndicate or arrange a financing, underwrite or pu rchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies, and do no t constitute legal, regulatory, accounting or tax advice to the recipient. We recommend that the recipient seek independent third party legal, regulatory, accounting and tax advice regarding the contents of this presentation. This presentation is not a research report and was not prepared by the research department of SOLOMON or any of its affiliates. 62/2021 3529,'(' 7+,6 '2&80(17)25 7+( ,1)250$7,21 $1' $66,67$1&(2) 7+( 63(&,$/ &200,77((2) 7+( %2$5' 2) ',5(&7256 2) 7+( &203$1<. T+,6 '2&80(17 '2(6 127 &2167,787( $ 5(&200(1'$7,21 72 $1< 6+$5(+2/'(5 2) 7+( &203$1< $6 72 +2: $1< 68&+ 6+$5(+2/'(5 6+28/' 927( 21 $1< 75$16$&7,21 2) $&7 21 $1< 0$77(5 5(/$7,1* 72 $1< 75$16$&7,21. 50